As filed with the Securities and Exchange Commission on April 29, 2004

                               File No. 333-87174

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 Amendment No. 2


                                    FORM S-1

                          Registration Statement Under
                           the Securities Act of 1933

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

             (Exact name of registrant as specified in its charter)

                       Delaware                                                     51-0258372
             -------------------------------                        ---------------------------------------
             (State or other jurisdiction of                        (I.R.S. Employer Identification Number)
              incorporation or organization)

                                       63
            --------------------------------------------------------
              (Primary Standard Industrial Classification Code Number)

                               969 High Ridge Road
                                    Suite 200
                               Stamford, CT 06905
                                  (203) 321-8999
                   (Address, including zip code, and telephone
             number, including area code, of registrant's principal
                               executive offices)

                                James F. Bronsdon
                               969 High Ridge Road
                                    Suite 200
                               Stamford, CT 06905
                                 (203) 321-8999
               (Name, address, including zip code, and telephone number,
                      including area code, of agent for service)

                                    Copy to:
                                  Lynn K. Stone
                        Blazzard, Grodd & Hasenauer, P.C.
                               943 Post Road East
                               Westport, CT 06880

--------------------------------------------------------------------------------

                EXPLANATORY NOTE - DEREGISTRATION OF SECURITIES

     This  Amendment  No.  2  to  Form  S-1  Registration  Statement  (File  No.
333-87174) (the "Registration Statement") is being filed to deregister securities of the Registrant that were previously registered pursuant to the Registration Statement and that were not sold in the offering.

     The Registrant does not intend to use the Registration Statement to sell any other securities. Therefore, the offering has been terminated, and
Registrant hereby deregisters the securities that remain unsold under the Registration Statement.

--------------------------------------------------------------------------------


                                   SIGNATURES

     As required by the Securities Act of 1933, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Stamford, in the State of Connecticut, on this 28th day of April, 2004.


                                    Sage Life Assurance of America, Inc.

Attest:

/s/JAMES F. BRONSDON                 /s/MITCHELL R. KATCHER
- ---------------------------        -------------------------------------
James F. Bronsdon                    Mitchell R. Katcher
Vice President and Secretary         President & Chief Executive Officer



     As required by the Securities Act of 1933, this Registration Statement been signed by the following persons in the capacities and on the dates indicated.


Signature                             Title                           Date
---------                        ----------------               ----------------



/s/RAYMOND A. ECKERT
----------------------             Director                       April 29, 2004
Raymond A. Eckert



/s/MITCHELL R. KATCHER             Director,                      April 28, 2004
-----------------------            President & Chief
Mitchell R. Katcher                Executive Officer




/s/MARK R. SARLITTO                Director                       April 29, 2004
---------------------
Mark R. Sarlitto




/s/GREGORY S. GANNON               Vice President and             April 28, 2004
---------------------              Chief Financial Officer
Gregory S. Gannon